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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        August 23, 2004
                                                 -------------------------------

                         SAGIENT RESEARCH SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                       0-25449                33-0856651
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 (State or other jurisdiction          (Commission            IRS Employer
      of incorporation)                File Number)        Identification No.)


   3655 Nobel Drive, Suite 540, San Diego, California                 92122
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       (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code         (858) 623-1600
                                                   -----------------------------


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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement

         Sagient Research Systems, Inc. (the "Company"), entered into a Termination Agreement with Camelback Research Alliance, Inc. ("Camelback"), on August 23, 2004 (the "Agreement"). Pursuant to the Agreement, the parties mutually agreed to terminate the Marketing Agreement, dated as of February 12, 2003, pursuant to which the Company markets, sells and distributes Camel's investment product "Earnings Quality Analytics Research Services" (the "Product"), to investment firms, hedge funds, and mutual funds. The Product provides forensic accounting analysis of large, mid, and small capitalization U.S. equity securities. Pursuant to the Agreement, the termination is effective as of October 31, 2004 (the "Termination Date").

         In accordance with the terms of the Agreement, the Company and Camelback shall identify all of the Company's active subscribers of the Product as of the Termination Date. For all of the Company's active subscribers: from the Termination Date to October 31, 2005, the Company shall receive a revenue share of forty percent (40%) of the subscriptions; from October 31, 2005 to October 31, 2007, the Company's shall receive a reduced revenue share of fifteen percent (15%) of the subscriptions; and following October 31, 2007, the Company shall not receive any further revenue share of the subscriptions.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    SAGIENT RESEARCH SYSTEMS, INC.


Date: August 25, 2004
                                    By: /s/ BRIAN M. OVERSTREET
                                        ----------------------------------------
                                    Name: Brian M. Overstreet
                                    Title: President and Chief Executive Officer